UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2021

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Technology Square, Ste 700
Cambridge, MA 02139

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (617) 245-0399
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously disclosed, on November 19, 2020, Foghorn Therapeutics Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Oxford Finance LLC, a Delaware limited liability company (“Oxford”), in its capacity as a Lender (as defined in the Loan Agreement) and as collateral agent (the “Collateral Agent”).
On June 14, 2021, the Company and Oxford entered into a First Amendment to Loan and Security Agreement (the “Amendment”). Pursuant to the Amendment, the definition of “Second Draw Period” has been amended to mean the period commencing on the Second Draw Period Commencement Date (as defined in the Loan Agreement) and ending on the earlier of (i) August 31, 2021 and (ii) the occurrence of an Event of Default (as defined in the Loan Agreement). In consideration of such amendment, the Company agreed, among other things, to pay an amendment fee of $15,000 to the Collateral Agent.
The foregoing is only a summary of the material terms of the Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment (a copy of which is filed as Exhibit 10.1 attached hereto).
Item 7.01    Regulation FD Disclosure.
The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K a presentation, dated June 15, 2021, which the Company intends to use at the Company's Virtual R&D Day and from time to time thereafter in meetings with or presentations to investors.
The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement dated as of June 14, 2021, among Oxford Finance LLC and Foghorn Therapeutics Inc.
99.1	Investor Presentation, dated June 15, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Allan Reine
Allan Reine, M.D.
Chief Financial Officer
Date: June 15, 2021